Exhibit 10.114

FIRST MODIFICATION AGREEMENT

THIS FIRST MODIFICATION AGREEMENT (this “Agreement”) is made and entered into this 19th day of  August, 2003, by and among MONROE OUTLET CENTER, LLC, a Michigan limited liability company (“Borrower),  HORIZON GROUP PROPERTIES, INC., a Maryland corporation (“HGPI”), HORIZON GROUP PROPERTIES, L.P., a Delaware limited partnership (“HGPLP”; HGPI and HGPLP and Prime are herein collectively referred to as the “Guarantors”), and BEAL BANK, S.S.B., a savings bank organized under the laws of the State of Texas (“Lender”).

W I T N E S S E T H:

A.            Lender has heretofore made a loan in the maximum principal amount of $7,000,000.00 (the “Loan”) to Borrower, which Loan is evidenced by that certain Promissory Note I, in the stated principal amount of $3,000,000.00 and that certain Promissory Note II, in the stated principal amount of $4,000,000.00 (collectively, the “Notes”), each dated as of July 10, 2002, each executed and delivered by Borrower and each payable to the order of Lender.

B.            The Loan and the Notes are secured by, among other things,  those certain Commercial Mortgages (the “Mortgages”), each dated as of July 10, 2002, each executed and delivered by Borrower for the benefit of Lender, which encumber, among other things, certain real property located in Monroe and Muskegan Counties, Michigan and more particularly described in the Mortgages and all improvements and fixtures thereon (the “Property”), and which have been recorded, respectively in Liber 2254, beginning at Page 83 in the Register of Deeds of Monroe County, Michigan  and in Liber 3457, beginning at Page 506 in the Register of Deeds of Muskegan County, Michigan.

C.            The (and Prime Retail, L.P.) have guaranteed the payment and performance of the obligations of Borrower in regard to the Loan pursuant to that certain Guaranty Agreement, dated July 10, 2002, executed by Guarantors (and Prime Retail, L.P.) for the benefit of Lender.

D.            Borrower has requested that Lender agree to release a portion of the Property from the Mortgages and the other Loan Documents, as such term is defined in the Mortgages and Lender has agreed to do so provided certain conditions are satisfied.  One of such conditions is that this Agreement is entered into.

NOW, THEREFORE, for and in consideration of the premises, the mutual covenants and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed by each of the parties hereto, the parties hereto hereby agree as follows:

1.             The Notes, the Mortgages and the other Loan Documents are hereby modified to provide that the occurrence of an Event of Default, as such term is defined in that certain Adjustable Rate Mortgage, Security Agreement and Assignment of Leases and Rents, dated as of October 27, 1999, executed by Huntley Development Limited Partnership (“HDLP”), an affiliate of Borrower, for the benefit of Lender and which has been recorded as Document No. 1999K103679 in the Records of Kane

County, Illinois, and in that certain Mortgage, Security Agreement and Assignment of Leases and Rents, of even date herewith, executed by HDLP for the benefit of Lender and which is to be recorded in the Records of Kane County, Illinois, and which secures the Loan, will constitute an Event of Default under the Note, the Mortgages and the other Loan Documents.

2.             As of the date hereof, the unpaid principal balance of the Loan and the Notes (prior to the application of the $2,000,000.00 principal prepayment being made by Borrower as a result of the sale of the portion of the Property which is being released by Lender) is $7,000,000.00. Borrower has no right to request or receive, and Lender has no obligation to make, any additional advance or readvance of any proceeds of the Loan.

3.             Lender hereby confirms and agrees that upon its unconditional receipt of the $2,000,000.00 principal prepayment described in Section 2 above (which will reduce the outstanding principal balance of the Loan to $5,000,000.00), Prime Retail, L.P. will have no further liability under the Guaranty.  Borrower and the Guarantors confirm their agreement that Prime Retail, L.P. will have no further liability under the Guaranty upon such reduction of the outstanding principal balance of the Loan to $5,000,000.00, and that the failure of Prime Retail, L.P. to join in the execution hereof does not affect their liability or obligations in regard to the Loan or the validity, enforceability or binding effect of this Agreement.

4.             As a material inducement to Lender to enter into this Agreement, Borrower and Guarantors, each on behalf of itself and its successors, assigns, legal representatives and constituents (whether or not a party hereto) (Borrower, Guarantors and such successors, assigns, legal representatives and constituents being referred to herein collectively and individually, as “Obligors, et al.”), hereby fully, finally and completely RELEASE and FOREVER DISCHARGE Lender and its successors, assigns, affiliates, subsidiaries, parents, officers, shareholders, directors, employees, attorneys and agents, past, present and future, and their respective heirs, successors and assigns (collectively and individually, “Lender, et al.”) of and from any and all claims, controversies, disputes, liabilities, obligations, demands, damages, expenses (including, without limitation, reasonable attorneys’ fees), debts, liens, actions and causes of action of any and every nature whatsoever and WAIVE and RELEASE any defense, right of counterclaim, right of set-off or deduction to the payment of the indebtedness evidenced by the Notes and/or the Mortgages and/or the Guaranty and/or any of the other Loan Documents which Obligors, et al. now have or may claim to have against Lender, et al. arising out of, connected with or relating to any and all acts, omissions or events occurring prior to the execution of this Agreement.

5.             As an additional material inducement to Lender to enter into this Agreement, Borrower and Guarantors hereby represent and warrant to Lender that:

(a)                                  as of the date hereof, the Notes, the Mortgages, the Guaranty and the other Loan Documents, as modified hereby, are in full force and effect and are not in default and as of the date hereof, there is no default or failure to perform on the part of the Lender in regard to the Loan and neither Borrower nor any Guarantor has any defense, counterclaim or offset to either Note, either Mortgage, the Guaranty or any of the other Loan Documents, as modified hereby;

(b)                                 the representations and warranties of Borrower and/or Guarantors set forth in the Notes, the Mortgages, the Guaranty and/or any of the other Loan Documents are true and correct in all material respects as of the date hereof and are hereby reaffirmed as if such representations and warranties had been made on the date hereof and shall continue in full force and effect; and

(c)                                  this Agreement constitutes the legal, valid and binding obligation of Borrower and each Guarantor enforceable against Borrower and each Guarantor in accordance with the terms hereof, except as such enforceablility may be effected by bankruptcy and other debtor relief laws.

The representations and warranties of Borrower and Guarantors contained in this Agreement shall survive the consummation of the transactions contemplated by this Agreement.

6.             On demand, Borrower shall pay to Lender all closing costs and fees and expenses incurred by Lender in connection with this Agreement and the transactions contemplated hereby, including, without limitation, Lender’s reasonable attorneys’ fees and expenses.  In addition, Borrower will cause to be issued to Lender concurrently with the execution and delivery hereof, an endorsement (in form acceptable to Lender) to the loan policy of title insurance (the “Policy”) issued to Lender in connection with the Loan and insuring the first priority status of the Mortgages, confirming that such Policy remains in effect in regard to the Mortgages,as modified hereby.  The cost of such endorsement to the Policy shall be paid by Borrower.

7.             In addition to the documents, instruments and acts described in this Agreement and which are to be executed and/or delivered and/or taken pursuant to this Agreement, Borrower and Guarantors agree to execute and deliver from time to time upon request by Lender such other documents and instruments, and take such other action, as Lender may reasonably request or require to more fully and completely evidence and carry out the transactions contemplated by this Agreement, including, without limitation, an opinion of counsel for Borrower and Guarantors in form and substance satisfactory to Lender and all necessary partnership, limited liability company and/or corporate organization and authorization documents in form and substance satisfactory to Lender.

8.             Borrower and Guarantors hereby affirm and confirm each of the covenants and agreements of Borrower and/or Guarantors contained in the Notes,  the Mortgages, the Guaranty and the other Loan Documents, as each is amended hereby.

9.             Borrower and Guarantors hereby affirm, confirm, ratify, renew and extend the debts, duties, obligations, liabilities, rights, titles, security interests, liens, powers and privileges created or arising by virtue of the Notes, the Mortgages, the Guaranty and the other Loan Documents,  as each has been amended hereby, until all of the Indebtedness, as such term is defined in the Mortgages, has been paid and performed in full.  Borrower and Guarantors confirm that Lender has not released, forgiven, discharged, impaired, waived or relinquished, and does not hereby release, forgive, discharge, impair, waive or relinquish any rights, titles, interests, liens, security interests, collateral, parties, remedies or any other matter with respect to the Loan, either Note, either Mortgage, the Guaranty and the other Loan Documents, but rather Lender is expressly retaining and reserving the same to their fullest extent.

10.           Except as expressly provided herein, all the terms, provisions, debts, duties, obligations, liabilities, representations, warranties, rights, titles, security interests, liens, powers and privileges existing by virtue of the Notes, the Mortgages, the Guaranty and any other Loan Documents shall be and continue in full force and effect and are hereby acknowledged by Borrower and Guarantors to be legal, valid, binding and enforceable in accordance with their terms.

11.           This Agreement shall be binding upon the parties hereto and their respective successors and assigns.  Nothing contained in this paragraph shall act to amend or modify any of the provisions of the Notes, the Mortgages, the Guaranty or any other Loan Documents which restrict or prohibit assignment or transfer.

12.           Neither this Agreement nor any provision of either Note, either Mortgage, the Guaranty or any other Loan Document may be waived, modified or amended, except by an instrument in writing signed by the party against which the enforcement of such waiver, modification or amendment is sought, and then only to the extent set forth in such instrument.

13.           THIS AGREEMENT AND THE OTHER  DOCUMENTS ENTERED INTO IN REGARD TO THE LOAN REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES.

EXECUTED as of the day and year first above written.

BORROWER:

MONROE OUTLET CENTER, LLC,
a Michigan limited liability company
By: Horizon Group Properties, L.P., its Manager
By: Horizon Group Properties, Inc., its General Partner

By:

Name:
Title:

GUARANTORS:

HORIZON GROUP PROPERTIES,L.P.,
a Delaware limited partnership
By: Horizon Group Properties, Inc., its General Partner

By:

Name:
Title:

HORIZON GROUP PROPERTIES, INC.,
a Maryland corporation

By:

Name:
Title:

LENDER:

BEAL BANK, S.S.B.,
a savings bank organized under the laws of the State of Texas

By:

Name: William T. Saurenmann
Title: Senior Vice President